Amplify Digital Payments ETF
Schedule of Investments
December 31, 2024 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Financials - 94.2%(a)
Adyen NV (b)(c)(d)	11,123	$16,551,123
Affirm Holdings, Inc. (b)	258,171	15,722,614
American Express Co.	67,377	19,996,820
Block, Inc. (b)	171,961	14,614,965
Coinbase Global, Inc. - Class A (b)	47,397	11,768,675
Corpay, Inc. (b)	39,895	13,501,266
Discover Financial Services	82,333	14,262,546
Dlocal Ltd./Uruguay (b)(e)	116,674	1,313,749
Euronet Worldwide, Inc. (b)	66,494	6,838,243
EVERTEC, Inc.	61,747	2,132,124
Fidelity National Information Services, Inc.	165,069	13,332,623
Fiserv, Inc. (b)	91,639	18,824,483
Global Payments, Inc.	124,968	14,003,914
GMO Payment Gateway, Inc.	72,946	3,699,749
Green Dot Corp. - Class A (b)	86,829	923,861
International Money Express, Inc. (b)	46,306	964,554
Kakaopay Corp. (b)	61,835	1,102,584
Marqeta, Inc. - Class A (b)	579,933	2,197,946
Mastercard, Inc. - Class A	37,035	19,501,520
Nexi SpA (b)(c)(d)	973,257	5,401,832
Pagseguro Digital Ltd. - Class A (b)	276,476	1,730,740
PayPal Holdings, Inc. (b)	225,195	19,220,393
PayPoint PLC	93,778	916,088
QIWI PLC - ADR (b)(e)(f)	235,051	0
Shift4 Payments, Inc. - Class A (b)	112,967	11,723,715
StoneCo Ltd. - Class A (b)	392,709	3,129,891
Toast, Inc. - Class A (b)	357,052	13,014,545
Visa, Inc. - Class A	62,422	19,727,849
Western Union Co.	466,826	4,948,356
WEX, Inc. (b)	60,215	10,556,894
Wise PLC - Class A (b)	1,146,695	15,308,989
Worldline SA (b)(c)(d)	340,561	2,989,765
Zip Co. Ltd. (b)	2,147,942	3,936,493
		303,858,909

Information Technology - 5.6%
ACI Worldwide, Inc. (b)	144,951	7,524,407
NCR Voyix Corp. (b)	180,227	2,494,342
Q2 Holdings, Inc. (b)	79,536	8,005,298
		18,024,047
TOTAL COMMON STOCKS (Cost $331,639,961)		321,882,956

SHORT-TERM INVESTMENTS - 1.5%
Investments Purchased with Proceeds from Securities Lending - 0.7%
First American Government Obligations Fund - Class X, 4.39% (g)	2,215,644	2,215,644

Money Market Funds - 0.8%
Invesco Government & Agency Portfolio – Institutional Class, 4.42% (g)	2,584,139	2,584,139
TOTAL SHORT-TERM INVESTMENTS (Cost $4,799,783)		4,799,783

TOTAL INVESTMENTS - 101.3% (Cost $336,439,744)		326,682,739
Liabilities in Excess of Other Assets - (1.3)%		(4,239,484)
TOTAL NET ASSETS - 100.0%		$322,443,255
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima
SpA - Societa per Azioni

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of December 31, 2024, the value of these securities total $24,942,720 or 7.7% of the Fund’s net assets.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of December 31, 2024, the value of these securities total $24,942,720 or 7.7% of the Fund’s net assets.

(e)	All or a portion of this security is on loan as of December 31, 2024. The total market value of these securities was $2,130,668 which represented 0.7% of net assets.
(f)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of December 31, 2024.

(g)	The rate shown represents the 7-day annualized effective yield as of December 31, 2024.

Summary of Fair Value Disclosure as of December 31, 2024 (Unaudited)

Amplify Mobile Payments ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	$321,882,956	$–	$–	(a)	$321,882,956
Investments Purchased with Proceeds from Securities Lending	2,215,644	–	–		2,215,644
Money Market Funds	2,584,139	–	–		2,584,139
Total Investments	$326,682,739	$–	$–	(a)	$326,682,739

Refer to the Schedule of Investments for further disaggregation of investment categories.

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were [no] transfers into or out of Level 3 during the reporting period as compared to the security classifications from the prior year’s annual report.

(a)	Amount is less than $0.50.

Secured Borrowings (Unaudited)

The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of December 31, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.